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                                                                  Exhibit 10.144

Watauga Pavilion

                                   ASSIGNMENT

     This Assignment is made as of the 20th day of May 2004 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Assignor") to and for the benefit of INLAND WESTERN WATAUGA LIMITED PARTNERSHIP, an Illinois limited partnership ("Assignee").

     Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Buyer under that certain Purchase and Sale Agreement dated April 19, 2004, as amended and entered into by ASG Watauga Pavilion, Ltd., a Texas limited partnership, as seller, and Assignor, as Buyer (collectively, the "Agreement"), for the sale and purchase of the property commonly known as Watauga Pavilion, located in Watauga, Texas as further described by the Agreement,.

     Assignor represents and warrants that it is the Buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity. By acceptance hereof, Assignee accepts the foregoing assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Buyer under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first written above.

                               ASSIGNOR:

                               INLAND REAL ESTATE ACQUISITIONS, INC.
                               an Illinois corporation


                               By: /s/ G. Joseph Cosenza
                                   ---------------------------------
                               Name: G. Joseph Cosenza
                                     -------------------------------
                               As Its: President
                                       -----------------------------

                                    ASSIGNEE:

                               INLAND WESTERN WATAUGA LIMITED
                               PARTNERSHIP,
                               an Illinois limited partnership

                               By: Inland Western Watauga GP, LLC, a Delaware limited liability company
                               General Partner

                                    By: Inland Western Retail Real Estate Trust,
                                    Inc., a Maryland corporation
                                    Sole Member


                               By: /s/ Charles Benvenuto
                                   ------------------------------
                               Name: Charles Benvenuto
                                     ----------------------------
                               As Its: Authorized Agent
                                       --------------------------